EXHIBIT 10.18.4

THIRD AMENDMENT dated as of February 26, 2009 (this “Amendment”), among NOVAMERICAN STEEL INC. f/k/a Symmetry Holdings Inc., a Delaware corporation (the “Company”), PLAYFORD GRANTOR RETAINED ANNUITY TRUST U/A/D 2/12/07 (the “GRAT”), PLAYFORD SPAC PORTFOLIO LTD. (“Portfolio”), GILBERT E. PLAYFORD REVOCABLE TRUST (the “Trust”), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as escrow agent (the “Escrow Agent”), to the Stock Escrow Agreement, dated March 12, 2007, as amended as of November 15, 2007 and December 23, 2008 (the “Agreement”; capitalized terms used without definition herein shall have the meanings given to them therein), among Gilbert E. Playford, Corrado De Gasperis, Portfolio, Domenico Lepore, Scott C. Mason, M. Ridgway Barker, Robert W. Ramage, Jr. and Donald C. Bailey (collectively, the “Original Stockholders”), the Company and the Escrow Agent.

WITNESSETH:

WHEREAS, in connection with an acquisition that closed on November 15, 2007, the Original Stockholders, the Company, and certain purchasers of units including shares of common stock (including certain affiliates of Mr. Playford), entered into the Amendment dated as of November 15, 2007 (the “First Amendment”), pursuant to which such purchasers of units including shares became parties to the Agreement and Exhibit A thereto was updated to reflect shares received in the directed unit program (including an aggregate of 125,000 shares of common stock, represented by Certificate No. 3 (the “DUP Shares”), received by Portfolio).

WHEREAS, (a) following the execution of the First Amendment, Portfolio transferred the DUP Shares to the Trust, (b) following the execution of the Second Amendment, Playford Holdings, Ltd. transferred the 312,500 shares of common stock it received on November 15, 2007 to the Trust, and The Gilbert E Playford 2007 Charitable Remainder Trust U/A/D 6/12/07 transferred 580,331 shares of its common stock to the Trust, in each case in escrow pursuant to Section 2.3(c) of the Agreement, and (c) Portfolio now wishes to transfer its 1,172,500 shares of common stock to the GRAT and the GRAT wishes to transfer, immediately thereafter, the same 1,172,500 shares of common stock to the Trust, in each case in escrow pursuant to Section 2.3(c) of the Agreement.

NOW, THEREFORE, in consideration of the premises, representations and warranties and the mutual covenants and agreements contained herein and other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree that:

1.           Exhibit A, Definitions and Agreement. Exhibit A attached to the Agreement is hereby superseded by Exhibit A attached hereto.  The definition of “Existing Stockholders” in the Agreement is hereby deemed to include the GRAT, and the GRAT hereby agrees to be bound by the terms and conditions of the Agreement.

2.           Full Force and Effect.  Except as expressly amended hereby, all of the provisions of the Agreement are hereby affirmed and shall continue in full force and effect in accordance with their respective terms.

3.           Governing Law.  The construction, validity and performance of this Amendment will be governed in all respects by the laws of the State of New York, without regard to its conflicts of laws principles.

4.           Counterparts; Signatures.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

NOVAMERICAN STEEL INC.
By:	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Vice President, Chief Administrative Officer, General Counsel and Secretary
PLAYFORD SPAC PORTFOLIO LTD. By: PLAYFORD SPAC MANAGEMENT CORP., as General Partner
By:	/s/ Gilbert E. Playford
Name: Gilbert E. Playford
Title: President
GILBERT E. PLAYFORD REVOCABLE TRUST
By:	/s/ Gilbert E. Playford
Name: Gilbert E. Playford
Title: Trustee
PLAYFORD GRANTOR RETAINED ANNUITY TRUST U/A/D 2/12/07
By:	/s/ Gilbert E. Playford
Name: Gilbert E. Playford
Title: Trustee
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Escrow Agent
By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title: Vice President

Exhibit A - Escrow Shares

Existing Stockholder	Number of Shares	Stock Cert. #	Shares Issued in Directed Unit Program * (with Stock Cert. #)	Escrow Period	Date of Insider Letter
Original Stockholders:
Corrado De Gasperis	1,875,000	16	---	March 7, 2010 (3 years from IPO prospectus date)	March 6, 2007
Playford SPAC Portfolio Ltd.	N/A	N/A	N/A	N/A	N/A
Gilbert E. Playford Revocable Trust [Playford SPAC Portfolio Ltd. (a) received 125,000 shares in 3/07 and transferred them to the Trust after 11/15/07; and (b) transferred 1,172,500 shares (Cert. #19) to Playford Grantor Retained Annuity Trust u/a/d 2/12/07 in 2/09, which immediately transferred such shares to Gilbert E. Playford Revocable Trust]	1,172,500	[___]	125,000 / #3	March 7, 2010 (3 years from IPO prospectus date)	March 6, 2007
Domenico Lepore	700,000	18	---	March 7, 2010 (3 years from IPO prospectus date)	March 6, 2007
Scott Carter Mason	235,000	10	18,750 / #2	March 7, 2010 (3 years from IPO prospectus date)	March 6, 2007
M. Ridgway Barker	235,000	12	25,000 / #1	March 7, 2010 (3 years from IPO prospectus date)	March 6, 2007
Robert W. Ramage, Jr.	235,000	15,17	---	March 7, 2010 (3 years from IPO prospectus date)	March 6, 2007
Donald C. Bailey	235,000	11	---	March 7, 2010 (3 years from IPO prospectus date)	March 6, 2007
Subtotal	4,687,500
11/07 Stockholders:
The Gilbert E Playford 2007 Charitable Remainder Trust U/A/D 6/12/07 (“CRT”) [Received 625,000 shares on 11/15/07 (Cert. #4), transferred 580,331 of them to Trust 12/08]	44,669	26	---	November 15, 2009 (2 years from issuance date)	---
Gilbert E. Playford Revocable Trust [Received 312,500 shares (Cert. #5 dated 11/15/07) from Playford Holdings, Ltd., 580,331 from CRT 12/08]	312,500 580,331 892,831	24 25	---	November 15, 2009 (2 years from issuance date)	---

Lions Den Investments SA	312,500	SH 0006	---	November 15, 2009 (2 years from issuance date)	---
Chongwe Investments SA	312,500	SH 0007	---	November 15, 2009 (2 years from issuance date)	---
Etosha Investments SA	312,500	SH 0008	---	November 15, 2009 (2 years from issuance date)	---
Subtotal	1,875,000
TOTAL	6,562,500	---	---		---

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